      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


We,  RICHARD DAMION and JOSEPH R. RODRIGUEZ, JR., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of International Food Products Group, Inc. for the quarterly period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of International Food Products Group, Inc.




                                        By:      /s/ Richard Damion
                                                 -----------------------------

                                        Name:    RICHARD DAMION

                                        Titles:  Chief Executive Officer

                                        Date:    February 18, 2003





                                        By:      /s/ Joseph R. Rodriguez, Jr.
                                                 -----------------------------

                                        Name:    JOSEPH R. RODRIGUEZ, JR.

                                        Titles:  Chief Financial Officer

                                        Date:    February 18, 2003